                                                                    EXHIBIT 23.3



                       CONSENT OF FISH & RICHARDSON P.C.



     We hereby consent to the reference to our name under the caption "Experts" in the Prospectus included in the Registration Statement on Form S-3 (Registration No. 333-03637) of Thoratec Laboratories Corporation.



Dated: May   , 1996



                                            /s/ Fish & Richardson P.C.





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                                            Fish & Richardson P.C.